UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2026 (March 31, 2026)

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr, #730

Orlando, Florida 32804

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	OTCQB Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2026, the Board of Directors (the “Board”) of Kaival Brands Innovations Group, Inc. (the “Company”) approved employment agreements with the Company’s Chief Executive Officer and Chief Financial Officer (who also serve as directors) in the forms attached as Exhibits 10.1 and 10.2. These agreements include equity grants that are milestone-driven to support the Company’s recovery plan objectives. The approval was made pursuant to DGCL §144, with the sole disinterested director conducting an independent review and providing a fairness opinion concluding the arrangements are fair and reasonable to the Company and its stockholders, based on factors including cash preservation, equity alignment with recovery milestones, dilution controls, and market comparables. The Fairness Opinion Memorandum attached as Exhibit 99.1 was adopted.

The Board also approved an amendment to the 2020 Plan to increase the maximum aggregate shares available under the Plan to 100,000,000 shares. A copy of the amendment is attached as Exhibit 10.3.

The Eric Mosser Employment Agreement, Eric Morris Employment Agreement, and the amendments to the Amendment to 2020 Stock and Incentive Compensation Plan are being filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of each agreement, which are filed herewith as Exhibits 10.1 through 10.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement – Eric Mosser
10.2	Employment Agreement – Eric Morris
10.3	Amendment to 2020 Stock and Incentive Compensation Plan
99.1	Fairness Opinion Memorandum
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kaival Brands Innovations Group, Inc.

Dated: April 7, 2026	By:	/s/ Eric Mosser
Eric Mosser
Chief Executive Officer